Exhibit 99.2

G-III Apparel Group and WHP Global to Acquire Iconic Marc Jacobs Brand

FORWARD LOOKING STATEMENT Certain statements in this investor presentation (the “Presentation”) of G-III Apparel Group, Ltd. (“G-III”) may be considered “forward-looking statements.” Statements that are not historical or current facts, including statements about beliefs and expectations, are “forward-looking statements” as that term is defined under the federal securities laws. Forward-looking statements are subject to risks, uncertainties and factors which include, but are not limited to, (i) risks relating to completing the proposed acquisition in the anticipated timeframe, or at all; (ii) risks relating to the ability to realize the anticipated benefits of the proposed acquisition; (iii) risks relating to the receipt of regulatory approvals without unexpected delays or conditions and the possibility of regulatory action; (iv) risks relating to significant costs related to the proposed acquisition; (v) the expected financial and operating performance and future opportunities following the consummation of the proposed acquisition; (vi) risks relating to the reliance on licensed product; (vii) reliance on foreign manufacturers; (viii) risk of doing business abroad; (ix) the current economic and credit environment risks; (x) the nature of the apparel industry, including changing customer demand and tastes; (xi) risks of operating a retail business; (xii) customer concentration; (xiii) seasonality; (xiv) customer acceptance of new products, (xv) the impact of competitive products and pricing, (xvi) dependence on existing management, (xvii) possible disruption from acquisitions, as well as other risks detailed in G-III's filings with the Securities and Exchange Commission. G-III assumes no obligation to update the information in this presentation. INDUSTRY & MARKET DATA This Presentation contains estimates and information concerning our industry, including market position and market size, that are based on industry publications and reports. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates. G-III has not independently verified the accuracy or completeness of the data contained in these industry publications and reports. The industry in which G-III operates is subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in these publications and reports. 2

A POWERFUL FORCE IN FASHION AND CULTURE. FEW AMERICAN DESIGNERS CAN MATCH THE CROSS-CATEGORY, MULTI-GENERATIONAL RESONANCE AND POTENTIAL BRAND SCALE OF MARC JACOBS.

Strategic Rationale Marc Jacobs is an Iconic Brand • Rich Heritage. Founded in New York in 1984, the brand has become synonymous with creativity, cultural relevance, and modern fashion under its renowned founder • Globally Recognized Brand. The transaction adds a culture -defining brand with worldwide recognition to G -III’s portfolio • Premium Positioning. The brand’s positioning is aspirational, yet accessible Significant Opportunities to Unlock Long -Term Growth And Profitability • Category Expansion. Handbags and leather goods represent the majority of 2025 revenues, with a meaningful growth opportunity in apparel, footwear, home, and other lifestyle categories • Broaden Distribution. Direct to Consumer represents the majority of revenues with the potential to leverage G -III’s wholesale platform to expand global distribution and reach • Accelerate Global Brand Reach. Currently three licensed categories, with large opportunity to expand into adjacent product categories and geographies • Profitability Upside. Transaction expected to be accretive to margins and free cash flow over time Unique Transaction Structure and Partnership • Full Operating Control. G -III to own 100% of the operating company, leveraging its merchandising and marketing capabilities to drive global growth • 50/50 Ownership of Brand IP. Through a joint venture with WHP Global, G -III will share equally in the Marc Jacobs brand's royalty income streams and long -term licensing growth • Strategic Partnership. WHP Global will lead expansion in licensing across new categories, channels, and geographies 4

• Founded in 1984 by Marc Jacobs, one of the most influential designers in modern American fashion • A distinct creative identity defined by bold design, playful defiance, and fearless self-expression • Global brand awareness with a loyal, multi-generational consumer base • Premium, accessible positioning that bridges luxury credibility with contemporary relevance and supports broad consumer reach • Aspirational brand with nearly 80% of consumers viewing Marc Jacobs as high-end¹ • Profitable global platform with established retail footprint and strong digital penetration Marc Jacobs: An Iconic Brand with Enduring Strength ¹ Source: Consumer brand study 5

Marc Jacobs: Clear Path To Accelerated Growth 6 Figures based on 2025 internal company data Unlocking Expansion Across Product, Channel, and Geography Channel Mix Direct to Consumer Wholesale Geographic Mix North America International Category Mix Handbags and Accessories Other Significant growth opportunity in apparel and other lifestyle categories Drive scale by leveraging G-III’s wholesale distribution network Tap into strong brand recognition to expand global reach

Unique Transaction Structure And Partnership • G-III is partnering with WHP Global to acquire Marc Jacobs • G-III to retain full control of the operational business and lead the brand’s merchandising and global marketing efforts • G-III and WHP Global to form a 50/50 joint venture to own the brand’s intellectual property • WHP Global to lead licensing growth strategy • G-III to provide global services to licensees • G-III to enter into a long-term exclusive license agreement with the joint venture • G-III and WHP Global to share JV profits equally • JV will allow for a diversified royalty revenue stream with an attractive margin and cash flow profile Marc Jacobs Intellectual Property JV G-III WHP Global Royalty Payment License Agreement Marc Jacobs Operating Assets and Liabilities 7 Royalty Payment License Agreement Third-Party Licensees 100%

Licensing Platform: Significant Global Growth Potential 8 Fragrance Children’s Fashion Eyewear Marc Jacobs Current Licensed Partnerships Potential Licensed Categories: Potential Geographic Expansion: • Intimates & Underwear • Watches • Sleep & Loungewear • Home • Socks & Hosiery • Jewelry • South America • Eastern Europe • Central America • APAC • Middle East Source: internal company data

History of Acquiring and Integrating Brands Building a Diversified Portfolio Through Strategic Acquisitions EVOLUTION OF OWNED BRAND PORTFOLIO 2008 2012 2013 2015 2016 2021 2022 2026 9

Proven Track Record of Acquiring & Scaling Brands

Acquisition Playbook

Assess Growth Opportunity

Conduct extensive diligence to identify opportunities to drive growth and expand market share

Category Expansion

Launch new product categories applying G-III's merchandising expertise

Distribution and Geographic Expansion

Drive disciplined revenue growth by leveraging G-III's deep retail partnerships to expand points of sale and global reach

Track Record of Value Creation

Karl Lagerfeld

Increased revenues by ~90%[1] since 2022 acquisition while establishing and scaling the Karl Lagerfeld Paris label

DKNY

Grew revenues by more than 150%[1] from 2016 acquisition while significantly improving profitability

Donna Karan

Relaunched in 2024, delivering 40%[1] growth in FY 2026

Calvin Klein and Tommy Hilfiger

Built into a combined $1.5 billion[1] business at peak

G-III Apparel Group

[1] Source: Company reports

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Transaction Summary ¹Subject to customary closing adjustments G-III INVESTMENT ~$500 million¹ G-III OWNERSHIP • 50% of Intellectual Property JV • 100% of Operating Company Entity ESTIMATED CLOSING Q3 FY2027, subject to customary closing conditions EXPECTED FINANCING Cash on hand and draw on revolving credit facility ACCRETION/DILUTION Dilutive first year after closing, accretive thereafter 11

Summary of Value Drivers Transaction Expected To Drive Significant Long-Term Shareholder Value for G-III Iconic Brand Adds a globally recognized, culture-defining brand to G-III’s portfolio Category Expansion Significant opportunity to expand beyond core handbags into apparel and adjacent categories Distribution Expansion Large opportunity to leverage G-III’s platform to drive expansion in North America and Europe across channels Unique Transaction Structure Provides G-III with full operating control, shared ownership of brand IP, and participation in long-term licensing growth through its partnership with WHP Global Royalty Income Stream Joint venture structure generates a high-margin royalty income stream with meaningful growth potential 12